SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2004

COMMERCIAL CAPITAL BANCORP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-50126	33-0865080
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

8105 Irvine Center Drive, 15th Floor, Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 585-7500

Former Address: One Venture, 3rd Floor, Irvine, California 92618

(Former name or former address and former fiscal year, if changed since last report)

Item 2. Acquisition or Disposition of Assets.

This Form 8-K/A amends the Current Report on Form 8-K of Commercial Capital Bancorp, Inc., a Nevada corporation and the registrant hereunder, dated June 7, 2004, regarding the acquisition of Hawthorne Financial Corporation, a Delaware corporation. The sole purpose of this amendment is to provide the audited historical financial statements of the business acquired as required by Item 7(a) and the unaudited pro forma financial information required by Item 7(b), which financial statements and information were not included in the original filing.

Item 7. Financial Statements, Pro Forma Information and Exhibits.

(a) Financial Statements of Business Acquired

(i) The consolidated statements of financial condition of Hawthorne Financial Corporation and subsidiaries as of December 31, 2003 and 2002, and the related statements of income, stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2003, and the independent auditors report related thereto, are incorporated into this Item 7(a) by reference to pages A-1 through A-39 of Hawthorne Financial Corporation’s Annual Report on Form 10-K for the year ended December 31, 2003, as filed with the SEC on March 15, 2004, and as amended on March 30, 2004, and April 12, 2004, respectively (File No. 000-01100).

(ii) The unaudited consolidated statements of financial condition of Hawthorne Financial Corporation and subsidiaries as of March 31, 2004, and the related statements of income, stockholders’ equity and cash flows for the three months ended March 31, 2004 and 2003, are incorporated into this Item 7(a) by reference to Item I of Hawthorne Financial Corporation’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2004, as filed with the SEC on May 7, 2004 (File No. 000-01100).

(b) Pro Forma Financial Information

(i) The Unaudited Pro Forma Condensed Combined Consolidated Statement of Financial Condition as of March 31, 2004 for Commercial Capital Bancorp, Inc. and Subsidiaries is incorporated herein by reference to Exhibit 99.2.

(ii) The Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the year ended December 31, 2003 for Commercial Capital Bancorp, Inc. and Subsidiaries is incorporated into this Item 7(b) by reference to Commercial Capital Bancorp, Inc.’s Registration Statement on Form S-4, as filed with the SEC on March 23, 2004, and as amended on April 13, 2004 (File No. 333-113869).

(iii) The Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the three months ended March 31, 2004 for Commercial Capital Bancorp, Inc. and Subsidiaries is incorporated herein by reference to Exhibit 99.2.

(c) Exhibits.

The following exhibits are being filed herewith:

2.1 Agreement and Plan of Merger, dated as of January 27, 2004, by and among Commercial Capital Bancorp, Inc., CCBI Acquisition Corp. and Hawthorne Financial Corporation is incorporated by reference from Exhibit 2.1 of Commercial Capital Bancorp, Inc.’s Current Report on Form 8-K, as filed with the SEC on January, 28, 2004.

99.1 Press Release dated June 7, 2004 is incorporated by reference from Exhibit 99.1 of Commercial Capital Bancorp’s Current Report on Form 8-K as filed with the SEC on June 7, 2004.

99.2 Unaudited Pro Forma Condensed Combined Consolidated Financial Statements for Commercial Capital Bancorp, Inc. and Subsidiaries for the three months ended March 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMERCIAL CAPITAL BANCORP, INC.

By:	/s/ Stephen H. Gordon
Stephen H. Gordon
Chairman of the Board and Chief Executive Officer

Date: August 18, 2004

EXHIBITS

99.2	Unaudited Pro Forma Condensed Combined Consolidated Financial Statements for Commercial Capital Bancorp, Inc. and Subsidiaries